UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

Administaff, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Houston, Texas 77339
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (281) 358-8986

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Stockholders of Administaff, Inc. (“Administaff”), and other interested persons are advised that Administaff maintains on its Web site at www.administaff.com a copy of its Corporate Governance Guidelines and charters for each of its Finance, Risk Management and Audit Committee; its Compensation Committee; and its Nominating and Corporate Governance Committee (the “Committee Charters”), as called for under Subsection 303A.09 of the New York Stock Exchange Listed Company Manual. A print copy of Adminstaff’s Corporate Governance Guidelines and each of the Committee Charters is available to stockholders upon request by contacting Ruth Holub, Investor Relations Specialist, Administaff, Inc., 19001 Crescent Springs Drive, Kingwood, Texas 77339.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADMINISTAFF, INC.

Date: May 23, 2006	By:	/s/ John H. Spurgin, II
John H. Spurgin, II
Sr. Vice President, Legal, General Counsel and Secretary